UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Endologix, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-28440	68-0328265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Musick, Irvine, CA 92618

(Address of Principal Executive Offices, including Zip Code)

(949) 595-7200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously reported, on September 16, 2020, the United States Bankruptcy Court for the Northern District of Texas (the “Court”) entered an order (the “Confirmation Order”) confirming the Debtors’ Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code [Docket No. 390] (the “Plan”) of Endologix, Inc. (“Endologix” or the “Company”) and certain of its affiliates (together with Endologix, the “Debtors”). On October 1, 2020 (the “Effective Date”), the Plan became effective in accordance with its terms and the Debtors have emerged from Chapter 11 protection. On the Effective Date, by operation of the Plan, all agreements, instruments and other documents evidencing any equity interest of Endologix, including outstanding shares of existing equity interests of Endologix, and any rights of any holders thereof were deemed canceled, discharged and of no further force or effect. The foregoing description of the Plan does not purport to be complete and is qualified in their entirety by reference to the full text of the Plan, which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K dated September 22, 2020.

On October 1, 2020, Endologix filed a Form 15 with the Securities and Exchange Commission (“SEC”) to deregister its common stock, $0.001 par value per share (“Common Stock”) and suspend its reporting obligations under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). As a result of filing the Form 15 with the SEC, Endologix will no longer be required to file certain reports under the Exchange Act, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports Form 10-K.

Endologix’s Common Stock will cease trading on The Nasdaq Stock Market, LLC (“Nasdaq”) or any other medium. On August 11, 2020, Nasdaq filed a Form 25 (Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934) with the SEC striking Endologix’s Common Stock from listing. Following deregistration and cancellation of all shares of equity interests in accordance with the terms of the Plan, Endologix will not post current information with Nasdaq or otherwise make such information publicly available.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company’s current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endologix, Inc.

Date: October 1, 2020	By:	/s/ John Onopchenko
	Name:	John Onopchenko
	Title:	Chief Executive Officer